Exhibit 10.1

Execution Version

SECOND AMENDMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 24, 2017 (this “Amendment”), among SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (the “Parent Borrower”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (the “OpCo Borrower”, and together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), UBS AG, Stamford Branch, as administrative agent and collateral agent for the several banks and other financial institutions from time to time party to the Credit Agreement defined below (in such capacities, the “Administrative Agent” or the “Collateral Agent”, as applicable) and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement, dated as of April 29, 2016 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 23, 2016, and as further amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrowers as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement;

WHEREAS, pursuant to and in accordance with Subsection 2.11 of the Credit Agreement, the Borrower Representative has requested that Specified Refinancing Term Loans in an aggregate principal amount of up to $299,493,729.43 be made available to the Borrowers, and the Tranche C Term Lenders (as defined in Subsection 1.1(b)(i) hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche C Term Lenders will make Specified Refinancing Term Loans in the form of Tranche C Term Loans (as defined in Subsection 1.1(b)(i) hereof) and (b) that the proceeds of the Tranche C Term Loans provided by the New Tranche C Term Lenders (as defined in Subsection 1.1(b)(i) hereof) will be used to repay the Tranche B Term Loans that are not exchanged for Tranche C Term Loans pursuant to this Amendment and/or to pay fees, costs and expenses incurred in connection with the foregoing and for other purposes not prohibited by the Credit Agreement and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of either Borrower and the Administrative Agent, to effect the Incurrence of the Tranche C Term Loans;

WHEREAS, certain Lenders holding Tranche B Term Loans (each, an “Existing Tranche B Term Lender” and, collectively, the “Existing Tranche B Term Lenders”) have elected, and the Borrower Representative has agreed, to either (i) exchange (by exercising a cashless rollover option pursuant to Subsection 4.4(g) of the Credit Agreement) all or a portion of the outstanding principal amount (or lesser amount allocated to such Lender by the Administrative Agent) of their Tranche B Term Loans for Tranche C Term Loans and/or (ii) have all or a portion of the outstanding principal amount of their Tranche B Term Loans repaid, in each case, on the Second Amendment Effective Date by executing and delivering a Signature Page to Amendment in the form attached as Exhibit A hereto (an “Existing Tranche B Lender Signature Page”); and

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

ARTICLE I

AMENDMENTS

Section 1.1     Amendments.

(a)     The Tranche C Term Loans extended by the New Tranche C Term Lenders shall be deemed to be “Specified Refinancing Term Loans” and “Tranche C Term Loans”, the New Tranche C Term Lenders shall be deemed to be “Specified Refinancing Lenders”, the Tranche C Term Loans representing the Tranche B Term Loans exchanged by the Existing Tranche B Term Lenders by exercising a cashless rollover option pursuant to Subsection 4.4(g) of the Credit Agreement shall be deemed to be “Rollover Indebtedness” and this Amendment shall be deemed to be a “Specified Refinancing Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement, as amended by this Amendment and the other Loan Documents. The Borrower Representative and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.11(b) of the Credit Agreement, to the inclusion as an “Additional Specified Refinancing Lender” of each New Tranche C Term Lender that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(b)     Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)    by adding the following new defined terms in the appropriate alphabetical order:

“Exchanging Tranche B Lender”: as defined in Subsection 2.1(c)(ii).

“Existing Tranche B Term Lenders”: those Lenders holding a Tranche B Term Loan immediately prior to the Second Amendment Effective Date.

“New Tranche C Term Lenders”: as defined in Subsection 2.1(c)(i).

“Second Amendment”: the Second Amendment to Amended and Restated Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date”: as defined in Article II of the Second Amendment.

“Tranche C Effective Date Transactions”: (i) the entry into the Second Amendment, (ii) the Incurrence of the Tranche C Term Loans (including via an exchange of the Tranche B Term Loans for Tranche C Term Loans), (iii) the

repayment of the Tranche B Term Loans or exchange by the Exchanging Tranche B Lenders of the Tranche B Term Loans through a cashless rollover pursuant to Subsection 4.4(g) of the Credit Agreement and (iv) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

“Tranche C Term Lender”: any Lender having a Tranche C Term Loan Commitment and/or a Tranche C Term Loan outstanding hereunder.

“Tranche C Term Loans”: the term loans made by the New Tranche C Term Lenders on the Second Amendment Effective Date pursuant to the Second Amendment.

“Tranche C Term Loan Commitment”: as to any Lender, its obligation to make Tranche C Term Loans to the Borrowers pursuant to Subsection 2.1(c) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-2 under the heading “Tranche C Term Loan Commitment” or, in the case of     any Lender that is an Assignee, the amount of the assigning Lender’s Tranche C Term Loan Commitment assigned to such Assignee pursuant to Subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Tranche C Term Loan Commitments.” The original aggregate amount of the Tranche C Term Loan Commitments on the Second Amendment Effective Date under the Second Amendment is $299,493,729.43.

“Tranche C Term Loan Facility”: the Tranche C Term Loan Commitments and the Extensions of Credit made thereunder.

(ii)    by amending and restating the definition of “Applicable Margin” as follows:

““Applicable Margin”: in respect of (a) Original Initial Term Loans (i) on any date prior to the date of a Qualified IPO (1) with respect to ABR Loans, 4.50% per annum and (2) with respect to Eurodollar Loans, 5.50% per annum and (ii) on or after the date of a Qualified IPO, (1) with respect to ABR Loans, 4.25% per annum and (2) with respect to Eurodollar Loans, 5.25% per annum, (b) Tranche B Term Loans (i) with respect to ABR Loans, 3.50% per annum and (ii) with respect to Eurodollar Loans, 4.50% per annum and (c) Tranche C Term Loans as of any date of determination on and following the Second Amendment Effective Date, a per annum rate equal to the rate set forth below opposite the then applicable Consolidated Secured Leverage Ratio determined for the most recently completed fiscal period for which consolidated financial statements have been (or have been required to be) delivered pursuant to Section 7.1(a) or Section 7.1(b), as applicable, and the related Compliance Certificate has been (or has been required to be) delivered pursuant to Section 7.2(a) with respect to such fiscal period, as set forth below:

Consolidated Secured Leverage Ratio	ABR Loans	Eurodollar Loans
Greater than 2.75 to 1.00	2.50%	3.50%
Less than or equal to 2.75 to 1.00	2.25%	3.25%

; provided that, solely for purposes of calculating the Applicable Margin with respect to Tranche C Term Loans, the amount of Consolidated Secured Indebtedness in respect of the Senior ABL Facility used in calculating the Consolidated Secured Leverage Ratio as of the end of the applicable most recently completed fiscal period for which the Consolidated Secured Leverage Ratio is being calculated (to the extent the Senior ABL Facility is in effect on such date) shall be calculated based on the average balance of ABL Facility Loans outstanding under the Senior ABL Facility as of the last day of each of the four fiscal quarters ending on or immediately prior to such date of calculation.

Subsequent changes in the Applicable Margin with respect to Tranche C Term Loans resulting from a change in the Consolidated Secured Leverage Ratio shall become effective one Business Day after the date upon which financial statements required to be delivered pursuant to Subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required to be delivered pursuant to Subsection 7.2(a) are delivered by the Borrower Representative to the Administrative Agent. Notwithstanding anything to the contrary set forth in this Agreement (including the then-effective Consolidated Secured Leverage Ratio), (1) in the event that the financial statements required to be delivered pursuant to Subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required to be delivered pursuant to Subsection 7.2(a), are not delivered when due, then (a) if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin with respect to Tranche C Term Loans increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin with respect to Tranche C Term Loans during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin with respect to Tranche C Term Loans as so increased, (b) if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered and the Applicable Margin with respect to Tranche C Term Loans decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin with respect to Tranche C Term Loans shall not become applicable until the date upon which the financial statements and Compliance Certificate actually are delivered, and (c) if such financial statements and Compliance Certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (after the expiration of the applicable cure period) until one Business Day after the date upon which they actually are delivered, the Applicable Margin with respect to Tranche C Term Loans shall be 2.50% per annum, in the case of ABR Loans and 3.50% per annum, in the case of Eurodollar Loans, and (2) in the event that any Compliance Certificate required to be delivered pursuant to Subsection 7.2(a) for any fiscal period is inaccurate and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin with respect to Tranche C Term Loans for such fiscal period, then the Borrower Representative shall promptly upon obtaining knowledge of any such inaccuracy pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin with respect to Tranche C Term Loans for such fiscal period to be applied as set forth herein. This paragraph shall not limit the rights of the Administrative Agent or the Lenders with respect to Section 9 hereof, and shall survive the termination of this Agreement.”

(iii)    by amending and restating the definition of “Facility” as follows:

““Facility”: each of (a) the Original Initial Term Loan Facility, (b) the Tranche B Term Loan Facility, (c) the Tranche C Term Loan Facility, (d) Incremental Term Loans of the same Tranche (e) any Extended Term Loans of the same Extension Series, (f) any Specified Refinancing Term Loans of the same Tranche (other than Tranche B Term Loans or Tranche C Term Loans) and (g) any other committed facility hereunder and the Extensions of Credit made thereunder, and collectively, the “Facilities”.”

(iv)    by amending and restating the definition of “Initial Term Loan” as follows:

““Initial Term Loan”: shall mean, collectively, the Original Initial Term Loans, the Tranche B Term Loans and the Tranche C Term Loans.”

(v)    by amending and restating the definition of “Initial Term Loan Commitment” as follows:

““Initial Term Loan Commitment”: as to any Lender, the Original Initial Term Loan Commitment (if any), the Tranche B Term Loan Commitment (if any) and the Tranche C Term Loan Commitment (if any).”

(vi)    by amending and restating the definition of “Tranche” as follows:

““Tranche”: with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Original Initial Term Loans or Original Initial Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments and any 2016 Supplemental Term Loans added to such Tranche pursuant to the 2016 Increase Supplement, (3) Tranche C Term

Loans or Tranche C Term Loan Commitments, (4) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8, (5) Extended Term Loans (of the same Extension Series) or (6) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8 (excluding Tranche B Term Loans, Tranche C Term Loans, Tranche B Term Loan Commitments and Tranche C Term Loan Commitments).”

(c)     Subsection 2.1 of the Credit Agreement is hereby amended by inserting the following as new clause (c) thereof:

“(c)    (i) Subject to the terms and conditions hereof, each Lender listed on Schedule A-2 under the heading “Lender” attached hereto (the “New Tranche C Term Lenders”) agrees to make, in a single draw on the Second Amendment Effective Date, one or more Tranche C Term Loans to the Borrowers (on a joint and several basis as between the Borrowers) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule A-2; provided that Exchanging Tranche B Lenders shall make their respective Tranche C Term Loans by exchanging their Tranche B Term Loans for Rollover Indebtedness in lieu of their pro rata portion of the prepayment of Tranche B Term Loans pursuant to Subsection 4.4(g) of the Credit Agreement.

(ii)    Subject to the terms and conditions hereof, on the Second Amendment Effective Date, upon execution of the Second Amendment by an Existing Tranche B Term Lender and the indication on such Lender’s signature page that such Existing Tranche B Term Lender elects to exchange, through a cashless rollover pursuant to Subsection 4.4(g) of the Credit Agreement, all of such Lender’s Tranche B Term Loans for Tranche C Term Loans (each such Existing Tranche B Term Lender, an “Exchanging Tranche B Lender”), the amount of Tranche B Term Loans held by such Exchanging Tranche B Lender (or such lesser amount allocated to such Lender by the Administrative Agent) shall be exchanged for Tranche C Term Loans. For the avoidance of doubt, such Tranche C Term Loans held by an Exchanging Tranche B Lender shall constitute “Rollover Indebtedness” for all purposes under this Agreement.

(iii)    The Tranche C Term Loans shall be incurred as Eurodollar Loans with an initial Interest Period of one month and except as hereinafter provided, shall, at the option of the Borrower Representative, be maintained as, and/or converted into, ABR Loans or Eurodollar Loans.

(iv)    Once repaid, Tranche C Term Loans incurred hereunder may not be reborrowed. On the Second Amendment Effective Date (after giving effect to the incurrence of Tranche C Term Loans on such date), the Tranche C Term Loan Commitment of each Tranche C Term Lender shall terminate.”

(d)     Subsection 2.2 of the Credit Agreement is hereby amended as follows:

(i)    by amending and restating clause (a) thereof as follows:

“(a)    The Borrowers agree that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B Term Loans or the Tranche C Term Loans), the First Amendment Effective Date (in the case of requests relating to the Tranche B Term Loans) or the Second Amendment Effective Date (in the case of requests relating to the Tranche C Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrowers will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note” and, collectively, the “Notes”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrowers. Each Note shall be dated the Closing Date; provided, that each Note in respect of a Tranche B Term Loan shall be dated the First Amendment Effective Date and each Note in respect of a Tranche C Term Loan shall be dated the Second Amendment Effective Date. Each Note shall be payable as provided in Subsections 2.2(b), 2.2(c) or 2.2(d), as applicable, and provide for the payment of interest in accordance with Subsection 4.1.”; and

(ii)    by inserting the following as new clause (d) thereof:

“(d)    The Tranche C Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on June 30, 2017 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche C Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the First Amendment Effective Date	0.25% of the aggregate initial principal amount of the Original Initial Term Loans on the Closing Date

Each March 31, June 30, September 30 and December 31 ending on or after the First Amendment Effective Date and prior to the Second Amendment Effective Date	0.25% of the aggregate initial principal amount of the Tranche B Term Loans on the First Amendment Effective Date

Each March 31, June 30, September 30 and December 31 ending on or after the Second Amendment Effective Date and prior to the Initial Term Loan Maturity Date	0.25% of the aggregate initial principal amount of the Tranche C Term Loans on the Second Amendment Effective Date

Initial Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Initial Term Loans”

”.

(e)     Subsection 2.3 of the Credit Agreement is hereby amended by replacing each reference to “or the First Amendment Effective Date” with “, the First Amendment Effective Date or the Second Amendment Effective Date” in the first and third sentences thereof.

(f)     Subsection 2.8(d) of the Credit Agreement is hereby amended by amending and restating subclause (v)(C) in the second sentence thereof as follows:

“(C) any amendments to the Applicable Margin on the Initial Term Loans that became effective subsequent to the Closing Date (with respect to Original Initial Term Loans), the First Amendment Effective Date (with respect to Tranche B Term Loans) or the Second Amendment Effective Date (with respect to Tranche C Term Loans) but prior to the time of such Incremental Term Loans shall also be included in such calculations and”;

(g)     Subsection 4.4 of the Credit Agreement is hereby amended by adding the following as the last sentence of clause (a) thereof:

“Each prepayment of Tranche C Term Loans pursuant to this Subsection 4.4(a) made on or prior to the date that is six months after the Second Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing incurred in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b).”

(h)     Subsection 4.5 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b)    If, prior to (i) the date that is six months after the Closing Date (in the case of Original Initial Term Loans), (ii) the date that is six months after the First Amendment Effective Date (in the case of Tranche B Term Loans) or (iii) the date that is six months after the Second Amendment Effective Date (in the case of Tranche C Term Loans), the Borrowers make an optional prepayment in full of such Loans in an amount equal to the Net Cash Proceeds received by the Borrowers or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of such Loans being prepaid. If, prior to (i) the date that is six months after the Closing Date (in the case of Original Initial Term Loans), (ii) the date that is six months after the First Amendment Effective Date (in the case of Tranche B Term Loans) or (iii) the date that is six months after the Second Amendment Effective Date (in the case of Tranche C

Term Loans), any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace such Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.10(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of such Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g).”

(i)     Subsection 5.16 of the Credit Agreement is hereby amended by deleting the reference to “and (iii)” appearing immediately before the words “in the case of all other Loans” in the first sentence thereof and replacing it with “, (iii) in the case of the Tranche C Term Loans, to repay the Tranche B Term Loans that are not exchanged for Tranche C Term Loans pursuant to the Second Amendment, to pay fees, costs and expenses incurred in connection with the transactions referred to in this subclause (iii) and/or to finance the working capital, capital expenditures, business requirements and for other purposes of the Parent Borrower and its Subsidiaries not prohibited by this Agreement and (iv)”.

(j)     Subsection 7.2 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a)    concurrently with the delivery of the financial statements and reports referred to in Subsections 7.1(a) and (b), a certificate signed by a Responsible Officer of the Borrower Representative in substantially the form of Exhibit T or such other form as may be agreed between the Borrower Representative and the Administrative Agent (a “Compliance Certificate”) (i) stating that, to the best of such Responsible Officer’s knowledge, each of the Parent Borrower and its Restricted Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate, (ii) commencing with the delivery of the Compliance Certificate for the first Fiscal Year commencing after the Closing Date, setting forth a reasonably detailed calculation of the Consolidated Secured Leverage Ratio for the Most Recent Four Quarter Period (including a reasonably detailed calculation of the Consolidated Secured Leverage Ratio for purposes of the definition of “Applicable Margin”) and (iii) commencing with the Compliance Certificate for the first Fiscal Year commencing after the Closing Date if (A) delivered with the financial statements required by Section 7.1(a) and (B) the Consolidated Secured Leverage Ratio as of the last day of the immediately preceding Fiscal Year was greater than or equal to 3.00:1.00, setting forth in reasonable detail the amount of (and the calculations required to establish the amount of) Excess Cash Flow for the respective Fiscal Year covered by such financial statements;”.

(k)     Subsection 11.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedules A and A-1” in clause (a) thereof and replacing it with “Schedules A, A-1 and A-2”.

(l)     The Schedules to the Credit Agreement are hereby amended by adding Annex I hereto as new Schedule A-2.

(m)     Each Exchanging Tranche B Lender hereby waives any right to receive any payments under Subsection 4.12 of the Credit Agreement as a result of the Tranche C Effective Date Transactions. It is understood and agreed that the Parent Borrower, with the consent of the Administrative Agent, may elect on or prior to the Second Amendment Effective Date that the Tranche C Term Loans for which the Tranche B Term Loans are exchanged be Eurodollar Loans having an Interest Period designated by the Parent Borrower, regardless of whether the Second Amendment Effective Date is the last day of an Interest Period with respect to such exchanged Tranche B Term Loans (which, for the avoidance of doubt, may include Interest Periods of one week or two weeks).

(n)     The Parent Borrower hereby agrees that it shall, together with any prepayment of the Tranche B Term Loans pursuant to this Amendment, pay to the Existing Tranche B Term Lenders, on the Second Amendment Effective Date, accrued and unpaid interest to the Second Amendment Effective Date on the amount of Tranche B Term Loans prepaid or exchanged pursuant to this Amendment.

(o)     The Tranche C Term Lenders, constituting the Required Lenders immediately prior to giving effect to the amendment to the ABL/Term Loan Intercreditor Agreement described below, hereby consent to the Administrative Agent and Collateral Agent amending the definitions of “ABL Bank Products Affiliates” and “ABL Hedging Affiliates” in the ABL/Term Loan Intercreditor Agreement to permit Persons that are not ABL Agents, ABL Credit Agreement Lenders or their respective Affiliates (each as defined in the ABL/Term Loan Intercreditor Agreement) to be ABL Bank Products Affiliates and/or ABL Hedging Affiliates thereunder.

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

Section 2.1     Conditions Precedent to Effectiveness.

(a)     The effectiveness of this Amendment, including the obligation of each Tranche C Term Lender to make, or exchange its Tranche B Term Loan for, a Tranche C Term Loan, is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Second Amendment Effective Date”):

(1)     the Parent Borrower, the OpCo Borrower, the Administrative Agent, the Collateral Agent and the Tranche C Term Lenders have each delivered a duly executed counterpart of this Amendment to the Administrative Agent (which, in the case of Tranche C Term Lenders, may be in the form of an Existing Tranche B Lender Signature Page);

(2)     each Guarantor shall have delivered a duly executed counterpart of the acknowledgment and consent attached to this Amendment (the “Acknowledgment”) to the Administrative Agent;

(3)     the Administrative Agent shall have received (A)(i) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of each of the

Loan Parties approving and authorizing the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended by this Amendment and (ii) incumbency and the signature of authorized signatories, in each case, certified as of the Second Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrowers as being in full force and effect without modification or amendment and (B) a good standing certificate (or the equivalent thereof) for each of the Loan Parties from its jurisdiction of formation;

(4)     the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Parent Borrower dated as of the Second Amendment Effective Date signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in clauses (5) and (6) below;

(5)     each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date;

(6)     no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date after giving effect to the effectiveness hereof;

(7)     [reserved];

(8)     UBS Securities LLC, as Lead Arranger, shall have received all fees and expenses related to the Tranche C Term Loans to the extent due (which may be offset against the proceeds thereof); and

(9)     with respect to the initial Tranche C Term Loans, the Administrative Agent shall have received a notice of such Borrowing as required by Subsection 2.3 of the Credit Agreement (or such notice shall have been deemed given in accordance with Subsection 2.3 of the Credit Agreement).

The making of Tranche C Term Loans by the Tranche C Term Lenders and the exchange of Tranche B Term Loans for Tranche C Term Loans by the Exchanging Tranche B Lenders shall, in each case, conclusively be deemed to constitute an acknowledgment by the Administrative Agent and each Lender that each of the conditions precedent set forth herein shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

As of the date hereof, each of the Borrowers, represents and warrants as follows:

Section 3.1     Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers), to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

Section 3.2     Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform, in the case of each Borrower, this Amendment and, in the case of each Guarantor, the Acknowledgment and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Amendment has been duly executed and delivered by each Borrower and the Acknowledgment has been duly executed and delivered by each Guarantor. This Amendment constitutes a legal, valid and binding obligation of each Borrower hereto and the Acknowledgment and each other Loan Document to which any Loan Party is a party which has been executed and delivered constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 3.3     No Legal Bar. The execution, delivery and performance of this Amendment or the Acknowledgment by any of the applicable Loan Parties (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate any provision of the Organizational Documents of such Loan Party, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

Section 3.4     Representations and Warranties; No Default. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the date hereof as if made on and as of such date. On the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE IV

MISCELLANEOUS

Section 4.1     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which (including with respect to the security interests and liens granted to the Agents and the other Secured Parties under the Loan Documents) are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Credit Agreement in the Loan Documents shall mean and be a reference to the Credit Agreement as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.2     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Subsection 11.6 of the Credit Agreement.

Section 4.3     Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.4     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

Section 4.5     Governing Law, etc. The provisions of the Credit Agreement under the headings “Governing Law”, “Submission to Jurisdiction; Waivers” and “Waiver of Jury Trial” are incorporated by reference herein, mutatis mutandis.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SITEONE LANDSCAPE SUPPLY HOLDING, LLC as Parent Borrower

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY, LLC as OpCo Borrower

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director, Banking Product Services, US

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director, Banking Product Services, US

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Tranche B Term Loans (“you”), hereby consents to the Second Amendment to Amended and Restated Credit Agreement, which will amend the Amended and Restated Credit Agreement, dated as of April 29, 2016 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 23, 2016, and as may be further amended, supplemented, waived or otherwise modified from time to time prior to the Amendment (as defined below), the “Existing Credit Agreement”), among SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (the “Parent Borrower”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (the “OpCo Borrower”, and together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), UBS AG, Stamford Branch, as administrative agent and collateral agent for the several banks and other financial institutions from time to time party thereto (in such capacities, the “Administrative Agent” or the “Collateral Agent”, as applicable) and the Lenders party thereto, and which is proposed to be dated on or around May 24, 2017 and to be entered into among the Borrowers, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Lender Signature Page to Amendment. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing Credit Agreement, as applicable.

If you are an Existing Tranche B Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Lender Signature Page to Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

5180-2 CLO LP, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Adams Mill CLO Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

AEA Middle Market Debt II Parallel Funding LLC

By:	/s/ Joseph D. Carrabino, Jr.
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

AEA Middle Market Debt II Funding LLC

By:	/s/ Joseph D. Carrabino, Jr.
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

AEA Middle Market Debt Funding LLC

By:	/s/ Joseph D. Carrabino, Jr.
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

AEGIS Electric and Gas International Services, Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Allegro CLO I Limited

By: AXA IM Inc.

By:	/s/ Cyrille Macé
	Name:	Cyrille Macé
	Title:	Senior Credit Analyst

Name of Fund Manager (if any):

AXA Investment Managers Paris S.A.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Allegro CLO II Limited

By: AXA IM Inc.

By:	/s/ Cyrille Macé
	Name:	Cyrille Macé
	Title:	Senior Credit Analyst

Name of Fund Manager (if any):

AXA Investment Managers Paris S.A.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Allegro CLO III Limited

By: AXA IM Inc.

By:	/s/ Cyrille Macé
	Name:	Cyrille Macé
	Title:	Senior Credit Analyst

Name of Fund Manager (if any):

AXA Investment Managers Paris S.A.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as a Lender

By: Stone Point Capital Management, LC as Sub-Advisor

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO X, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XI, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XII, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XIV, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XIX, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XV, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XVI, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XVII, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XVIII, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XX, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XXI, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XXII, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XXIII, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XXIV, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

APIDOS CLO XXV, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ascension Alpha Fund, LLC, as a Lender

By: Pioneer Institutional Asset Management, Inc., as its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any):

Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Ascension Health Master Pension Trust, as a Lender

By: Pioneer Institutional Asset Management, Inc., as its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any):

Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Associated Electric & Gas Insurance Services Limited, as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatkey
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Associated Electric & Gas Insurance Services Limited, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

ATRIUM IX, as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Bandera Strategic Credit Partners II, L.P., as a Lender

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Bean Creek CLO, Ltd.

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Clear Creek CLO, Ltd.

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Deer Creek CLO, Ltd.

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Mill Creek CLO II, Ltd.

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Silver Creek CLO, Ltd.

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signatory

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Birchwood Park CLO, Ltd. as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Blackstone/GSO Long-Short Credit Income Fund, as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Blackstone/GSO Senior Floating Rate Term Fund, as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Blackstone/GSO Strategic Credit Fund, as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Blue Cross and Blue Shield of Florida, Inc., as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Bowman Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Brookside Mill CLO Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Buffalo High Yeild Fund, as a Lender

By:	/s/ Alicia Marthaler
	Name:	Alicia Marthaler
	Title:	Attorney in Fact

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

CARE Super, as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Catamaran CLO 2012-1 Ltd., as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Catamaran CLO 2013-1 Ltd., as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Catamaran CLO 2014-1 Ltd., as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Catamaran CLO 2014-2 Ltd., as a Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Catamaran CLO 2015-1 Ltd., as a Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Catamaran CLO 2016-1 Ltd., as a Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Christian Super, as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

City of New York Group Trust, as a Lender

By: The Comptroller of the City of New York

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

CLC Leveraged Loan Trust, as a Lender

By: Challenger Life Nominees PTY Limited, as Trustee

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cole Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Copperhill Loan Fund I, LLC, as a Lender

By: Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Credos Floating Rate Fund LP, as a Lender

By: Shenkman Capital Management, Inc., as General Partner

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cumberland Park CLO Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cutwater 2014-I, Ltd., as a Lender

By: Cutwater Investor Services Corp., as Collateral Manager

By:	/s/ Brian C. Carlson
	Name:	Brian C. Carlson
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Insight Investment

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cutwater 2014-II, Ltd., as a Lender

By: Cutwater Investor Services Corp., as Collateral Manager

By:	/s/ Brian C. Carlson
	Name:	Brian C. Carlson
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Insight Investment

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Cutwater 2015-I, Ltd., as a Lender

By: Cutwater Investor Services Corp., as Collateral Manager

By:	/s/ Brian C. Carlson
	Name:	Brian C. Carlson
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Insight Investment

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

DaVinci Reinsurance Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dorchester Park CLO Designated Activity Company, as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Dunham Floating Rate Bond Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Name of Fund Manager (if any):

Newfleet Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Emerson Park CLO Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Employers Insurance Company of Wausau, as a Lender

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Liberty Mutual Insurance

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Endurance Investment Holdings Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Erie Indemnity Company, as a Lender

By: Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Erie Insurance Exchange, as a Lender

By: Credit Suisse Asset Management, LLC, as Investment Manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

First American Title Insurance Company, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

General Dynamics Corporation Group Trust, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

GGH Leveraged Loan Fund, A Series Trust of MYL Global Investment Trust, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Guggenheim Loan Master Fund, Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Guggenheim Private Debt Fund Note Issuer 2.0, LLC, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Guggenheim Strategic Opportunities Fund, as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Guggenheim U.S. Loan Fund II, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Hamilton Finance LLC, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Health Employees Superannuation Trust Australia, as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

HI-PF-BUL-SFonds, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Asset Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Highmark Inc., as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

ING Capital LLC, as a Lender

By:	/s/ Tom McCaughey
	Name:	Tom McCaughey
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Michael Kim
	Name:	Michael Kim
	Title:	Vice President

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Jackson Mill CLO Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

James River Insurance Company, as a Lender

By: Angelo, Gordon & Co., L.P, as Investment Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Angelo Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Jefferson Mill CLO, Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2013 LTD., as a Lender

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

Name of Fund Manager (if any):

Apex Credit Partners LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2014 LTD, as a Lender

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

Name of Fund Manager (if any):

Apex Credit Partners LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2014-II LTD., as a Lender

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

Name of Fund Manager (if any):

Apex Credit Partners LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2015 LTD., as a Lender

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

Name of Fund Manager (if any):

Apex Credit Partners LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2015-II LTD., as a Lender

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

Name of Fund Manager (if any):

Apex Credit Partners LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

JFIN CLO 2016 LTD., as a Lender

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

Name of Fund Manager (if any):

Apex Credit Partners LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

JRG Reinsurance Company, as a Lender

By: Angelo, Gordon & Co., L.P, as Investment Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Angelo Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust, as a Lender

By: Angelo, Gordon & Co., L.P, as Investment Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Angelo Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Kentucky Retirement Systems (Shenkman – Insurance Fund Account), as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Kentucky Retirement Systems (Shenkman – Pension Account), as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Kentucky Teachers’ Retirement Systems Insurance Trust Fund, as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Keuka Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

KP Fixed Income Fund, as a Lender

By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2013-1, Ltd, as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2013-2, Ltd., as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2014-1, Ltd., as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2014-2, Ltd., as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2014-3, Ltd., as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

KVK CLO 2015-1, Ltd., as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any):

Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Liberty Mutual Insurance Company, as a Lender

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Liberty Mutual Insurance

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Liberty Mutual Retirement Plan Master Trust, as Assignee, as a Lender

By: Liberty Mutual Group Asset Management Inc., acting for and on behalf of Liberty Mutual Retirement Plan Master Trust

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Liberty Mutual Insurance

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Loomis Sayles Credit Opportunities Fund, as a Lender

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any):

Loomis Sayles

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Loomis Sayles Senior Floating Rate & Fixed Income Fund, as a Lender

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any):

Loomis Sayles

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Loomis Sayles Senior Floating Rate Loan Fund, as a Lender

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any):

Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding X, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XIII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XIV, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XIX, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XVI, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XVII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XX, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Madison Park Funding XXIV, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Natixis Loomis Sayles Senior Loan Fund, as a Lender

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any):

Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Newfleet CLO 2016-1, Ltd., as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Name of Fund Manager (if any):

Newfleet Asset Management

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

NHIT: Senior Floating Rate and Fixed Income Trust, as a Lender

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any):

Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Norrep Short Term Income Fund, as a Lender

By:	/s/ Keith Leslie
	Name:	Keith Leslie
	Title:	Vice President

Name of Fund Manager (if any):

Norrep Capital Management Ltd.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Northwoods Capital IX, Limited, as a Lender

By: Angelo, Gordon & Co., L.P, as Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Angelo Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Northwoods Capital X, Limited, as a Lender

By: Angelo, Gordon & Co., L.P, as Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Angelo Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Northwoods Capital XI, Limited, as a Lender

By: Angelo, Gordon & Co., L.P, as Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Angelo Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Northwoods Capital XII, Limited, as a Lender

By: Angelo, Gordon & Co., L.P, as Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Angelo Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Northwoods Capital XIV, Limited, as a Lender

By: Angelo, Gordon & Co., L.P, as Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Angelo Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

NZCG Funding Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners 24, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners 26, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners 27, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners XIV, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners XIX, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners XVI, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners XVII, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners XVIII, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Octagon Investment Partners XXII, Ltd., as a Lender

By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Peerless Insurance Company, as a Lender

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Liberty Mutual Insurance

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

PensionDanmark Pensionsforsikringsaktieselskab, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Pinnacle Park CLO, Ltd, as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Agent

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Pioneer Floating Rate Fund, as a Lender

By: Pioneer Investment Management, Inc., as its Adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any):

Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Pioneer Investments Diversified Loans Fund, as a Lender

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any):

Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

PI Solutions – Global Floating Rate Income, as a Lender

By: Pioneer Investment Management, Inc., as its Adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any):

Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Project Fezzik Limited, as a Lender

By: MJX Asset Management LLC, its Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Providence Health & Services Investment Trust (Bank Loans Portfolio), as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Regatta II Funding LP, as a Lender

By: Napier Park Global Capital (US) LP, as Attorney-in-Fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any):

Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Regatta III Funding Ltd, as a Lender

By: Napier Park Global Capital (US) LP, as Attorney-in-Fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any):

Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Regatta IV Funding Ltd, as a Lender

By: Napier Park Global Capital (US) LP, as Attorney-in-Fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any):

Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Regatta IX Funding Ltd., as a Lender

By: Regatta Loan Management LLC, its Collateral Agent

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any):

Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Regatta V Funding Ltd, as a Lender

By: Napier Park Global Capital (US) LP, as Attorney-in-Fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any):

Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Regatta VI Funding Ltd, as a Lender

By: Regatta Loan Management LLC, its Collateral Agent

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any):

Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Regatta VII Funding Ltd, as a Lender

By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any):

Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Regatta VIII Funding Ltd, as a Lender

By: Regatta Loan Management LLC, as Attorney-in-Fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any):

Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Renaissance Investment Holdings Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

SC Pro Loan VII Limited, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Seneca Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Shell Pension Trust, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Shenkman Floating Rate High Income Fund, as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sheridan Square CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO II, Ltd, as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO III, Ltd, as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO IV, Ltd, as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO V, Ltd, as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO VIII, Ltd, as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO X, Ltd., as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO XI, Ltd, as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO XII, Ltd., as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sound Point CLO XIV, Ltd., as a Lender

By: Sound Point Capital Management, LP, as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

Name of Fund Manager (if any):

Stone Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

South Carolina Retirement Systems Group Trust, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

State of New Mexico State Investment Council, as a Lender

By: Authority delegated to the New Mexico State Investment Office

By: Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Stewart Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sudbury Mill CLO, Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Christakis Droussiotis
	Name:	Christakis Droussiotis
	Title:	Managing Director

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

AIG Flexible Credit Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Name of Fund Manager (if any):

Newfleet Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 7SP, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 9SP, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Swiss Capital Pro Loan III plc, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Swiss Pro Loan V plc, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Swiss Capital Pro Loan VIII PLC, as a Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

Name of Fund Manager (if any):

CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Teachers’ Retirement System of the State of Kentucky, as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Texas PrePaid Higher Education Tuition Board, as a Lender

By: Shenkman Capital Management, Inc., as Investment Adviser

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Thacher Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

The Easton Corporation Master Retirement Trust, as a Lender

By: Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

The Loomis Sayles Senior Loan Fund, LLC, as a Lender

By: Loomis, Sayles & Company, L.P., its Managing Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any):

Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

The Society Incorporated by Lloyd’s Act 1871 By The Name of Lloyd’s, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Treman Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Tryone Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XIII CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XIV CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XIX CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XV CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XVI CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XVII CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XVIII CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XX CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XXI CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XXII CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XXIII CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XXIV CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XXV CLO, Limited, as a Lender

By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

VENTURE XXVI CLO, Limited, as a Lender By: MJX Asset Management LLC, as Investment Advisor

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any):

MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Vermont Pension Investment Committee, as a Lender

By: Guggenheim Partners Investment Management, LLC, as Contractor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Vibrant CLO II, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

Name of Fund Manager (if any):

DFG Investment Advisors, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Vibrant CLO III, Ltd., as a Lender

By: DFG Investment Advisers, Inc.

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

Name of Fund Manager (if any):

DFG Investment Advisors, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Vibrant CLO IV, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

Name of Fund Manager (if any):

DFG Investment Advisors, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Vibrant CLO, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

Name of Fund Manager (if any):

DFG Investment Advisors, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Virginia College Savings Plan, as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Virtus Senior Floating Rate Fund, as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Name of Fund Manager (if any):

Newfleet Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Washington Mill CLO, Ltd., as a Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Webster Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

Westcott Park CLO, Ltd., as a Lender

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any):

GSO Capital

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

WM Pool – High Yield Fixed Interest Trust, as a Lender

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any):

Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche B Term Loans held by such Lender for a Tranche C Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche B Term Loans for Tranche C Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche B Term Loans and the allocated principal amount of Tranche C Term Loans will be prepaid on, and subject to the occurrence of, the Second Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche B Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche B Term Loans held by such Existing Term Lender repaid on the Second Amendment Effective Date and to purchase by assignment Tranche C Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche B Term Loans in Tranche C Term Loans.

WM Pool – Fixed Interest Trust No. 7, as a Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

Name of Fund Manager (if any):

Shenkman Capital Management, Inc

Each Guarantor and each Granting Party (as defined in the Guarantee and Collateral Agreement) acknowledges and consents to each of the foregoing provisions of this Amendment. Each Guarantor and each Granting Party (as defined in the Guarantee and Collateral Agreement) further acknowledges and agrees that all Obligations under the Credit Agreement as modified by this Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.

GUARANTORS AND GRANTING PARTIES:

SITEONE LANDSCAPE SUPPLY HOLDING, LLC as a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY, LLC as a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY BIDCO, INC. as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Acknowledgement to Second Amendment to Amended and Restated Credit Agreement]

LESCO, INC. as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GREEN RESOURCE, LLC as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement
By: SiteOne Landscape Supply, LLC, its sole manager

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GR4, LLC as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement
By: SiteOne Landscape Supply, LLC, its sole manager

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

HYDRO-SCAPE PRODUCTS, INC. as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Vice President and Assistant Treasurer

[Acknowledgement to Second Amendment to Amended and Restated Credit Agreement]

BISSETT EQUIPMENT CORP. as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Vice President and Assistant Treasurer

ABS LOGISTICS LLC as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President and Chief Financial Officer

AMERICAN BUILDERS SUPPLY, INC. as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President and Chief Financial Officer

CANOGA MASONRY SUPPLY, INC. as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President and Chief Financial Officer

[Acknowledgement to Second Amendment to Amended and Restated Credit Agreement]

MASONRYCLUB, INC. as a Guarantor and a Granting Party under the Guarantee and Collateral Agreement

By:	/s/ John T. Guthrie
Name:	John T. Guthrie
Title:	Executive Vice President and Chief Financial Officer

[Acknowledgement to Second Amendment to Amended and Restated Credit Agreement]

Annex I

SCHEDULE A-2

Tranche C Term Loan Commitments

Lender	Tranche C Term Loan Commitment
UBS AG, Stamford Branch	$36,888,690.74
Exchanging Tranche B Lenders	$262,605,038.69

Total:	$299,493,729.43